Exhibit 99.1

U.S. Marketing & Sales Update March 27, 2006

Forward Looking Statements In this press release and in related comments by General Motors' and General Motors Acceptance Corporation's management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," "designed," "impact," or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements in this press release and in related comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GM's actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-K, 10-Q and 8-K. Such factors include, among others, the following: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring, to achieve reductions in health care and pension costs and to implement capital expenditures at levels and times planned by management; the amount and rate of employee attrition, the pace of product introductions; market acceptance of the corporation's new products; significant changes in the competitive environment and the effect of competition in the corporation's markets, including on the corporation's pricing policies; our ability to maintain adequate financing sources and an appropriate level of debt; restrictions on GMAC's and Residential Capital Corporation (ResCap)'s ability to pay dividends and prepay subordinated debt obligations to us; changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations by the SEC; changes in our accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, which could result in an impact on earnings; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees; labor strikes or work stoppages at GM or at key suppliers such as Delphi Corp.; additional credit rating downgrades; the impact of a potential sale or other extraordinary transaction involving GMAC on the results of GM's and GMAC's operations and liquidity; other factors impacting financing and insurance operating segments' results of operations and financial condition such as credit ratings, adequate access to the market, changes in the residual value of off-lease vehicles, changes in U.S. government- sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate, and changes in our contractual servicing rights; shortages of and price increases for fuel; and changes in economic conditions, commodity prices, currency exchange rates or political stability in the markets in which we operate. In addition, GMAC's actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-K, 10-Q and 8-K. Such factors include, among others, the following: the ability of GM, to complete a transaction with a strategic investor regarding a controlling interest in GMAC while maintaining a significant stake in GMAC, securing separate credit ratings and low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and GM; significant changes in the competitive environment and the effect of competition in the corporation's markets, including on the corporation's pricing policies; our ability to maintain adequate financing sources; our ability to maintain an appropriate level of debt; the profitability and financial condition of GM, including changes in production or sales of GM vehicles, risks based on GM's contingent benefit guarantees and the possibility of labor strikes or work stoppages at GM or at key suppliers such as Delphi Corp.; funding obligations under GM and its subsidiaries' qualified U.S. defined benefits pension plans; restrictions on ResCap's ability to pay dividends and prepay subordinated debt obligations to us; changes in the residual value of off-lease vehicles; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of GMAC or GM; the threat of natural calamities; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GM undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products.

Update the change in sales strategy implemented earlier this year Price repositioning and market strategy Launch performance Quality of share improvement initiatives Agenda

Issue Ever-increasing sales incentives led to: Perception of poor resale values Consumer confusion Salesperson focus on the "deal" instead of the product Dramatic month-to-month swings in retail volume Go to Market as the "Value" Leader

Developed compelling price points for launch products Chevrolet Cobalt, Pontiac Solstice, HUMMER H3 January 11: price repositioned 57 / 76 models or 80% of sales volume Combined with an early '06 MY move, 66 / 76 models or 90% have been re-priced Created compelling MSRPs by: Rolling significant amount of incentive into price Dealer margin reduction Messaging More edge and punch on a brand/product basis than past incentive promotions Significant emphasis with online shopping and 3rd party sites Go to Market as the "Value" Leader

Small Car - Competitive Compare Previous Cobalt LS Coupe Current Cobalt LS Coupe Corolla CE Sedan Civic DX Coupe MSRP (Incl. DFC) $14,490 $12,990 $14,545 $14,910 Fuel Economy (City/Hwy) 26/35 26/35 32/40 30/38 Horsepower 145 145 126 140 Competitive Advantages: More Horsepower than Toyota & Honda More Cargo Volume than Toyota & Honda Tighter Turning Radius than Toyota & Honda More Rear Seat Head Room than Toyota & Honda More Front Seat Leg Room than Toyota & Honda

Mid Car - Competitive Compare Previous G6 Base Current G6 Base Altima Base w/2.5L Accord Value Package MSRP (Incl. DFC) $17,990 $16,990 $18,255 $18,775 Fuel Economy (City/Hwy) 23/34 23/34 24/41 26/34 Horsepower 167 167 175 166 Competitive Advantages: Panoramic Roof Longest Wheelbase Most Rear Leg Room Factory Remote Start Turning Radius

Previous Impala LS Current Impala LS Camry LE V6 Accord 3.0 LX MSRP (Incl. DFC) $21,990 $20,990 $23,320 $25,650 Fuel Economy (City/Hwy) 21/31 21/31 20/28 20/29 Horsepower 211 211 190 244 Competitive Advantages: Better fuel economy than Camry and Accord More standard horsepower than Camry Six-passenger seating versus five-passenger seating on Camry and Accord Produced at Oshawa 1, the second highest ranked plant in the 2005 J.D. Power Initial Quality Study Mid Car (Impala) - Competitive Compare

IntelliChoice - Previous Price Comparison 2006 Silverado Reg. Cab 2WD-long box

IntelliChoice - Current Price Comparison 2006 Silverado Reg. Cab 2WD-long box

Date 1/1/2006 1/2/2006 1/3/2006 1/4/2006 1/5/2006 1/6/2006 1/7/2006 1/8/2006 1/9/2006 1/10/2006 1/11/2006 1/12/2006 1/13/2006 1/14/2006 1/15/2006 1/16/2006 1/17/2006 1/18/2006 1/19/2006 1/20/2006 1/21/2006 1/22/2006 1/23/2006 1/24/2006 1/25/2006 1/26/2006 1/27/2006 1/28/2006 1/29/2006 1/30/2006 1/31/2006 2/1/2006 2/2/2006 2/3/2006 2/4/2006 2/5/2006 2/6/2006 2/7/2006 2/8/2006 2/9/2006 2/10/2006 2/11/2006 2/12/2006 2/13/2006 2/14/2006 2/15/2006 2/16/2006 2/17/2006 2/18/2006 2/19/2006 2/20/2006 2/21/2006 2/22/2006 2/23/2006 2/24/2006 2/25/2006 2/26/2006 2/27/2006 2/28/2006 Chevrolet Share of Research on Edmunds Chevrolet research on Edmunds.com increased and was maintained after the focus had shifted to other messaging Buick, Pontiac and GMC also experienced increased share of research on KBB.com Source: Edmunds data January 11 Chevy's Share of Edmunds.com Vehicle Detail Page Traffic Over Time 2006

GM 36 Month ALG Residual 2005 CY Q1 Residual vs. 2006 CY Q1 Residual Mid Ute is a 4WD, Large P/U is a 1500 4WD

Near Term Sales Outlook is Challenging Challenges to U.S. sales/share: Reduction in daily rent Aggressive competitor actions Focus on moving away from marginally profitable business Industry mix GMNA restructuring plan aims to: Stabilize our retail sales rate in a profitable manner Leverage our new products Focus on building our brands Given strategy changes, total sales results in many months will mask improvement Retail selling rate has stabilized Launch vehicles are performing well Mix and quality of share has improved

Source: NAEZQuery and March 2006 Estimate (GMIA) Industry Sales Have Been In Line with Expectations (SAAR 6 Month Moving Average)

Retail Industry by Segment Mix has been challenging ... Volumes are PIN Mix applied to GMIA Retail Industry

Model Year Incentive Spending Analysis Source: PIN .... competitive actions have been aggressive ...

Model Year Incentive Spending Analysis Source: PIN .... especially in some segments ...

Model Year Incentive Spending Analysis Source: PIN

Current plan to reduce Daily Rental by 100,000 units in 2006 CY Source: GMIA, R.L. Polk Registrations GM is aggressively reducing Daily Rental Sales Daily Rental Deliveries Share of Rental industry

Past sales volatility will make comparisons difficult Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2006 Delivery Budget 204601.6951 235669.2017 291462.1575 273990.3376 288292.82 293947.9988 294579.1353 313313.9645 278388.6034 251950.9978 252411.3435 272947.6544 2005 CY Normal Sales Pattern

Retail selling rate has stabilized in line with strategy

Key to strategy going forward is new product Launch vehicles are performing well Product cadence strengthens through 2006 and into 2007 Looking Ahead

GM New Vehicles Launch Volume (Retail) by CY

GM Launch vs. Non-Launch Performance Source: NA EZQuery, BEA Seasonals Launch vehicles are providing a lift . . .

Monthly SAAR 1/6/2006 2/6/2006 3/6/2006 Total 53178 91999 121010 2007 Chevrolet Tahoe Source: NAEZQuery, JD POWER PIN, PIN Spending Report "It is classier inside and out, a little roomier in most ways and boasts improved fuel economy" (USA Today) "The design, especially in the cabin, is sophisticated, almost luxurious." (The Mercury News) "Ride was smooth without floating or being hard to manage." (Chicago Tribune) "The Tahoe is a quiet cruiser on the highway, with muted engine sounds and little wind or road noise. Interior materials have a quality look and workmanship, and there are no exposed nuts or bolts. Even the seat tracks are concealed." (JS Online)

Jul '05 Aug '05 Sep '05 Oct '05 Nov '05 Dec '05 Jan '05 Feb '06 Mar '06 Total 62735 153352 219547 236560 314829 260562 325098 244428 267965 Monthly SAAR 2006 Chevrolet Impala Source: NAEZQuery, JD POWER PIN, PIN Spending Report "A well-equipped, nice-driving, good-looking alternative to those Asian brands you've been thinking about." (USA Today) "And you can still put five adults inside quite comfortably, something that's hard to do with some of the popular Japanese midsize sedans. The Impala has a midsize exterior, but the interior is roomy enough to earn the vehicle that large-car designation." (Star Telegram.com) "Interior fit and finish are a huge improvement over the 2005 Impala and switchgear felt great; there was none of the gray plastic that has afflicted GM for too long. The design was clean and contemporary." (The Morning Call) "The instrument panel is well designed, with most dials and switches placed within easy reach of the driver." (Washington Post)

Jul '05 Aug '05 Sep '05 Oct '05 Nov '05 Dec '05 Jan '05 Feb '06 Mar '06 Total 52396 64824 104411 82976 86255 106877 124477 105674 99098 Monthly SAAR 2006 Chevrolet HHR "Judged by performance and comfort attributes, as well as solid build quality, the HHR is actually one of GM's most appealing vehicles." (cars.com) "The switch gear had a good feel, and the audio system had a sophisticated look, decent sound and an audio input jack for MP3 players. Nice touch." (The Morning Call) "...the HHR has a commendable feel of solidity far beyond what we typically expect at this price point." (Orlando Sentinel) "The interior is airy, comfortable and easy to get in and out of." (LA Times) Source: NAEZQuery, JD POWER PIN, PIN Spending Report

Monthly SAAR Nov '05 Dec '05 Jan '05 Feb '06 Mar '06 Total 38273 70401 92987 97539 92220 2006 Buick Lucerne "What a fine surprise. Buick has replaced two cars, Park Avenue and LeSabre, with a single big sedan called Lucerne, and it's a honey." (USA Today) "The Lucerne's shape is modern, with tall shoulders, a short greenhouse and a windshield, roof and rear window line that flows smoothly, giving the body a more contemporary look than the three-box profile of its predecessors" (NY Newsday) "It has plenty of spirit to stay ahead of the pack on the interstate, climbing inclines or pulling out to pass without hesitating on country roads. Lively yet quiet." (Chicago Tribune) Source: NAEZQuery, JD POWER PIN, PIN Spending Report

Monthly SAAR Jan '05 Feb '06 Mar '06 Total 94 21298 30713 Source: NAEZQuery, JD POWER PIN, PIN Spending Report 2007 Cadillac Escalade "In the spirit of excess, the 2007 Escalade boasts available 22-inch wheels and a 6.2-liter V-8 with more than 400 horsepower." (cars.com) "Inside and out, the new Escalade is handsome and will no doubt remain one of Detroit's most iconic vehicles." (Forbes) "Unquestionably, this is a good looking vehicle, with tight shut lines and a minimum of panel gaps." (automotive.com)

Monthly SAAR Aug '05 Sep '05 Oct '05 Nov '05 Dec '05 Jan '06 Feb '06 Total 1032 7632 10453 16238 36787 32695 24837 Source: NAEZQuery, JD POWER PIN, PIN Spending Report 2006 Pontiac Solstice "Visually, Pontiac's two-seat roadster is a knockout. One of my friends asked if it was a Porsche." (Kansas City.com) "It shows that Pontiac's parent, General Motors, can hustle up credible models from scratch in quick time - a little more than two years." (USA Today) "But the Solstice packs a visceral punch from almost any angle and exhibits the agility of a large cat." (Detroit News) "Its stubby roadster proportions are perfect, with the compact aggression of a Japanese short sword. The twin headrest humps on the rear deck look like they were borrowed from a Zagato-bodied Aston Martin." (LA Times) Source: NAEZQuery, JD POWER PIN, PIN Spending Report

Key for GM is to Execute the Strategy Intend to offer industry-leading value and remain competitive However, plan to aggressively reduce marginally profitable business as part of the GMNA restructuring plan Reducing marginally profitable business will be a drag on total sales results Keys to stabilizing and improving U.S. business: New products Emphasis on "industry leading value" Building our brands Signs that should point to underlying strength in our results

Initial results are in line with our expectations Simplified pricing for consumers ... especially evident through third-party sources Retail sales of new products are a plus Unprofitable sales, including rental and marginal retail sales, have been reduced consistent with GMNA restructuring objectives Expect some sales volatility going forward; total sales results will be a difficult comparison Expect more stability in our selling rate compared with extreme volatility last year Key Points